AMENDMENT NO. 1 TO OPTION AGREEMENT

                THIS AMENDMENT NO. 1 TO OPTION AGREEMENT (this “Amendment”) dated for reference purposes only as of May 24, 2004, amends and modifies that certain Option Agreement dated August 14, 2003 (the “Agreement”), by and between POPE RESOURCES, a Delaware limited partnership, and OPG PROPERTIES LLC, a Washington limited liability company, formerly known as OLYMPIC PROPERTY GROUP LLC, a Washington limited liability company (collectively, “Optionor”), and KITSAP COUNTY, a political subdivision of the State of Washington (“Optionee”).

                NOW, THEREFORE, in consideration of the mutual covenants, conditions, and agreements of the parties, it is agreed by and between the parties as follows:

AGREEMENT

                I.                EFFECT OF AMENDMENT.  Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement. This Amendment amends and modifies the Agreement and shall be effective as of the date of mutual execution and delivery hereof. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as contained within the Agreement and this Amendment, there are no other agreements or understandings between Optionor and Optionee relating to the Subject Property.

                II.              RATIFICATION.  The Agreement is hereby reinstated, revived, and ratified as of the effective date of this Amendment. Except as expressly amended by this Amendment, the Agreement shall be in full force and effect.

                III.             EXTENSION OF PHASE 1 OPTION TERM.  The Option Term for Phase 1 shall be extended to June 30, 2004. If Optionee either does not complete the purchase of Phase 1 under the Agreement on or before June 30, 2004, or does not complete the purchase of Phase 2 and Phase 3 under the Agreement on or before July 1, 2008, then the Agreement shall terminate automatically and neither party shall have any further rights or obligations under the Agreement except those obligations intended to survive the expiration or termination of the Agreement.

                IV.            EXERCISE OF PHASE 1 OPTION.  Optionee desires to exercise the Phase 1 Option. A complete and accurate copy of the Phase 1 Appraisal has been delivered to Optionor. Optionee and Optionor hereby waive the requirement of Section 4 of the Agreement, as to the Phase 1 Option only, that the Phase 1 Option Notice include a survey of Phase 1 prepared by or for Optionee. Therefore, this Amendment, which among other things establishes the legal description and purchase price of Phase 1, shall constitute an Option Notice that Optionee hereby exercises the Option as to Phase 1.

                V.              PHASE 1 LEGAL DESCRIPTION.  The legal description of Phase 1 is set forth on Exhibit A attached hereto. The parties estimate that Phase 1 comprises 426.11 acres of land (the “Estimated Phase 1 Acreage”) but acknowledge that the actual Phase 1 acreage will not be determined until completion of the Phase 1 survey, as described in Section 4 of the Agreement.

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                VI.            PHASE 1 SURVEY.  The Phase 1 survey, as described in Section 4 of the Agreement, is not yet complete. Optionee covenants to cause the Phase 1 survey to be completed as soon as possible. Optionee estimates but does not covenant that the Phase 1 survey will be completed and delivered to Optionee and Optionor on or before July 31, 2004.

                VII.           PHASE 1 APPRAISAL.  Optionee has obtained the Phase 1 Appraisal, which comprises both the initial appraisal and review appraisal, in accordance with Section 5 of the Agreement. The initial appraisal is dated April 30, 2004, and was prepared by Stephen Shapiro and Anthony Gibbons, of Bainbridge Island, Washington. The review appraisal is dated May 13, 2004, and was prepared by James Nowadnick, of Bainbridge Island, Washington. Optionee and Optionor have reviewed and approved the Phase 1 Appraisal.

                VIII.          PHASE 1 PURCHASE PRICE.  The purchase price of Phase 1, which is based on the estimated Phase 1 acreage, the Phase 1 Appraisal, and a unit price per acre of Four Thousand Three Hundred Ninety Dollars (US$4,390.00), shall be One Million Eight Hundred Seventy Thousand Six Hundred Twenty-three Dollars (US$1,870,623), payable in cash at closing.

                IX.            PHASE 1 CLOSING DATE.  The closing of the purchase and sale of Phase 1 shall occur on or before June 30, 2004.

                X.              PHASE 1 POST-CLOSING ADJUSTMENTS.

                                A.  Actual Acreage Less than Estimate. If the Phase 1 survey prepared by or for Optionee, as described in Section 4 of the Agreement, discloses that Phase 1 comprises fewer acres than the Estimated Phase 1 Acreage, and if Optionor does not show proof by a preponderance of the evidence that the Phase 1 survey is clearly erroneous, then within sixty (60) days after mutual receipt of the Phase 1 survey Optionor shall refund to Optionee that portion of Purchase Price equal to the unit price per acre set forth in Section VIII hereof multiplied by the number of deficit acres.

                                B.  Actual Acreage More than Estimate.  If the Phase 1 survey prepared by or for Optionee, as described in Section 4 of the Agreement, discloses that Phase 1 comprises more acres than the Estimated Phase 1 Acreage, and if Optionee does not show proof by a preponderance of the evidence that the Phase 1 survey prepared by or for Optionee is clearly erroneous, then within sixty (60) days after mutual receipt of the Phase 1 survey Optionee shall at its option either (1) pay to Optionor an amount equal to the unit price per acre set forth in Section VIII hereof multiplied by the number of surplus acres, or (2) if possible, make agreement with Optionor on the form of a Correction Deed, for execution, acknowledgment, and recording by the parties in the real property records of Kitsap County, Washington, which shall be in the form of the Deed except for the removal of such portion of Phase 1 as the parties may mutually approve, the effect of which shall be to reduce the actual acreage of Phase 1 to the Estimated Phase 1 Acreage, provided, however, that if the parties do not make agreement on the form of the Correction Deed within (60) days after Closing, then Optionee shall have no option except to pay to Optionor an amount equal to the unit price per acre set forth in Section VIII hereof multiplied by the number of surplus acres.

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                XI.            FORMS OF EASEMENTS.  Prior to Closing, the parties mutually shall execute and deliver into escrow with Escrow Holder a Trail Easement Agreement in the form of Exhibit B attached hereto (the “Trail Easement Agreement”), as contemplated under Section 3 of the Agreement, and an Access and Utilities Easement Agreement in the form of Exhibit C attached hereto (the “Access and Utilities Easement Agreement”), as contemplated under Section 8 of the Agreement. Immediately after the recording of the Deed at Closing, the parties shall cause Escrow Holder to record the Trail Easement Agreement and Access and Utilities Easement Agreement in the real property records of Kitsap County, Washington. If a determination is made within ten (10) years after Closing by a court of competent jurisdiction that either the Trail Easement Agreement or Access and Utilities Easement Agreement or both are legally insufficient to accomplish their purposes as described in the Agreement, then the parties or their successors and assigns shall cooperate with each other and shall mutually prepare, execute, acknowledge, deliver, and record such amendments or restatements as are reasonably necessary to remedy the defects.

                IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto.

OPTIONOR:	POPE RESOURCES, a Delaware limited partnership, by POPE MGP, Inc., a Delaware corporation, its managing general partner

By: _______________________________________
Printed Name: David L. Nunes
Its: President and Chief Executive Officer
Date: _________________________________

OPG PROPERTIES LLC, a Washington limited liability company

By: _______________________________________
Printed Name: Jon Rose
Its: President
Date: _________________________________
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OPTION EE:	KITSAP COUNTY, a political subdivision of the State of Washington

By: _______________________________________
Printed Name: _______________________________
Its: _______________________________________
Date: _________________________________

EXHIBITS: A - Phase 1 Legal Description B - Form of Trail Easement Agreement C - Form of Access and Utilities Easement Agreement
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                1.                General.  This Agreement shall be recorded in the real property records of Kitsap County, Washington. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington. This Agreement may be executed and delivered in counterparts, which together shall comprise a complete original Agreement.

GRANTOR:	POPE RESOURCES, a Delaware limited liability company, by POPE MGP, INC., a Delaware corporation, its managing general partner

——————————————————————
By: David L. Nunes
Its: President and Chief Executive Officer
Date: _____________________________________

OPG PROPERTIES LLC, a Washington limited liability company

——————————————————————
By: Jon Rose
Its: President
Date: ____________________________________

GRANTEE:	KITSAP COUNTY, a political subdivision of the State of Washington

——————————————————————
By: ______________________________________
Its: ______________________________________
Date: ______________________________________

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)
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                On this _____ day of June, 2005, before me, a Notary Public in and for the State of Washington, personally appeared DAVID L. NUNES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the PRESIDENT and CHIEF EXECUTIVE OFFICER of POPE MGP, INC., the managing general partner of POPE RESOURCES, to be the free and voluntary act and deed of said corporation and partnership for the uses and purposes mentioned in the instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

———————————————————————
NOTARY PUBLIC in and for the State of Washington, residing at _________________________________
My appointment expires ____________________
Print Name _____________________________

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)

                On this _____ day of June, 2005, before me, a Notary Public in and for the State of Washington, personally appeared JON ROSE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the PRESIDENT of OPG PROPERTIES LLC to be the free and voluntary act and deed of said limited liability company for the uses and purposes mentioned in the instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

———————————————————————
NOTARY PUBLIC in and for the State of Washington, residing at _________________________________
My appointment expires ____________________
Print Name _____________________________

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)
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                On this _____ day of June, 2005, before me, a Notary Public in and for the State of Washington, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that was authorized to execute the instrument, and acknowledged it as the of KITSAP COUNTY, a political subdivision of the State of Washington to be the free and voluntary act and deed of said limited liability company for the uses and purposes mentioned in the instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

———————————————————————
NOTARY PUBLIC in and for the State of Washington, residing at _________________________________
My appointment expires ____________________
Print Name _____________________________

EXHIBITS: 1 - Description of Grantor’s Property [PHASE 2 AND 3 LANDS]
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